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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   -----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):  August 27, 1998




                      INTERACTIVE FLIGHT TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)



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           Delaware                        0-25668             11-3197148
 (State or Other Jurisdiction            (Commission          (IRS Employer
       of Incorporation)                 File Number)        Identification No.)
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 4041 N. Central Avenue, Suite 2000, Phoenix, Arizona      85012
     (Address of Principal Executive Offices)            (Zip Code)



       Registrant's telephone number, including area code: (602) 200-8900

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Item 5.        Other Events.

        On August 27, 1998, the Board of Directors of Registrant approved and adopted an amendment to the Bylaws of Registrant, pursuant to which "Article VI (Amendments)" was renamed "Article VII (Amendments)" and "Article VI (Consents to Corporate Action Record Date)" was added to the Bylaws. A copy of "Article VI (Consents to Corporate Action Record Date)" is attached as Exhibit 99 hereto and incorporated herein by reference.


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           INTERACTIVE FLIGHT TECHNOLOGIES, INC.



Dated:  September 1, 1998                   By:     /s/ John Alderfer
                                                   John Alderfer
                                                   Chief Financial Officer